UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       July 24, 2009

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York 10043

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K

Item 5.02(d).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2009, the Citigroup Inc. Board of Directors announced that three new outside directors had been appointed to the Board, effective July 24, 2009.

The three new outside directors are:

•
Diana L. Taylor, the former Superintendent of Banks for the New York State Banking Department, and current Managing Director of Wolfensohn Capital Partners, a fund manager.  Ms. Taylor will be a member of the Board’s new Citi Holdings Oversight Committee.

•
Timothy C. Collins, Chief Executive Officer of Ripplewood Holdings L.L.C., an investment firm that invests in financial services and other sectors.  Mr. Collins will join the Board’s Audit and Risk Management Committee.

•
Robert L. Joss, Ph.D., Dean and Philip H. Knight Professor of the Graduate School of Business at Stanford University, and former Chief Executive Officer and Managing Director of Westpac Banking Corporation Ltd.  Mr. Joss will be a member of the Citi Holdings Oversight Committee.

Each of the new directors will be paid in accordance with Citigroup’s standard director compensation policies and programs as described in the section titled "Directors' Compensation" that begins on page 30 of Citigroup’s Proxy Statement filed with the Securities and Exchange Commission on March 20, 2009.

In addition, with respect to Mr. Collins, Citi and its banking subsidiaries have from time to time provided ordinary course financial advisory, lending, and other financial services to Ripplewood and its affiliates, which are negotiated on an arm’s-length basis and contain customary terms and conditions. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features.

A press release announcing the appointments, as well as certain other actions of the Board, was issued on July 24, 2009, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number

99.1	Press Release, dated July 24, 2009, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2009	CITIGROUP INC.

	By:	/s/ Michael S. Helfer
	Name:	Michael S. Helfer
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 24, 2009, issued by Citigroup Inc.